Exhibit 21
Subsidiaries of Franklin BSP Realty Trust, Inc.

Name	Jurisdiction of Incorporation/Formation
Franklin BSP Realty Trust, Inc.	Maryland
Benefit Street Partners Realty Operating Partnership, L.P.	Delaware
Benefit Street Partners Realty Trust LP, LLC	Delaware
Benefit Street Partners Realty Trust TRS, LLC	Delaware
BSPRT 2018-FL3 Co-Issuer, LLC	Delaware
BSPRT 2018-FL3 Holder, LLC	Delaware
BSPRT 2018-FL3 Issuer, Ltd.	Cayman
BSPRT 2018-FL3 Seller, LLC	Delaware
BSPRT 2018-FL4 Co-Issuer, LLC	Delaware
BSPRT 2018-FL4 Holder, LLC	Delaware
BSPRT 2018-FL4 Issuer, Ltd.	Cayman
BSPRT 2018-FL4 Seller, LLC	Delaware
BSPRT 2019-FL5 Co-Issuer, LLC	Delaware
BSPRT 2019-FL5 Holder, LLC	Delaware
BSPRT 2019-FL5 Issuer, Ltd.	Cayman
BSPRT 2019-FL5 Seller, LLC	Delaware
BSPRT 2021-FL6 Holder, LLC	Delaware
BSPRT 2021-FL6 Seller, LLC	Delaware
BSPRT 2021-FL6 Issuer, Ltd.	Maryland
BSPRT 2021-FL6 Co-Issuer, LLC	Delaware
BSPRT 2021-FL7 Holder, LLC	Delaware
BSPRT 2021-FL7 Seller, LLC	Delaware
BSPRT 2021-FL7 Issuer, Ltd.	Maryland
BSPRT 2021-FL7 Co-Issuer, LLC	Delaware
BSPRT 2022-FL8 Holder, LLC	Delaware
BSPRT 2022-FL8 Seller, LLC	Delaware
BSPRT 2022-FL8 Issuer, Ltd.	Maryland
BSPRT 2022-FL8 Co-Issuer, LLC	Delaware
BSPRT 2020-C9 Owner, LLC	Delaware
BSPRT BB Fixed, LLC	Delaware
BSPRT BB Float, LLC	Delaware
BSPRT BB Loan, LLC	Delaware
BSPRT CMBS Finance, LLC	Delaware
BSPRT CRE Cheyenne, LLC	Delaware
BSPRT CRE Equity, LLC	Delaware
BSPRT CRE Finance, LLC	Delaware
BSPRT CRE JAX Pref, LLC	Delaware
BSPRT CS Loan, LLC	Delaware
BSPRT Finance Counterparty, LLC	Delaware
BSPRT Finance Sub-Lender I, LLC	Delaware

BSPRT Finance Sub-Lender II, LLC	Delaware
BSPRT GPO Owner, LLC	Delaware
BSPRT High Yield Securities, LLC	Delaware
BSPRT JPM Loan, LLC	Delaware
BSPRT Kemble Finance, LLC	Delaware
BSPRT Knox Owner, LLC	Delaware
BSPRT Northbrook, LLC	Delaware
BSPRT Oliver Finance, LLC	Delaware
BSPRT OP Sub I, LLC	Delaware
BSPRT Pickwick, LLC	Delaware
BSPRT WFB Loan, LLC	Delaware
BSPRT Jeffersonville Member, LLC	Delaware
BSPRT Jeffersonville, LLC	Delaware
Capstead Capital Corp	Delaware
Capstead Inc.	Delaware
Capstead Insurance LLC	Tennessee
Capstead SC IV	Delaware
Capstead Securities Holding, LLC	Delaware
FBRT Member LLC	Delaware
FBRT Sub REIT	Maryland
FBRT Sub I, LLC	Delaware
Rodeo Sub I, LLC	Maryland